UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

May 10, 2018

REGNUM CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-222083	82-0832447
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1541 Ocean Avenue

Santa Monica, CA 90401

(Address of principal executive offices)

(310) 881-6954

 (Registrant's telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 10, 2018, Regnum Corp. (“Regnum”) entered into a literary purchase agreement (the “Purchase Agreement”) with Aaron Weiner (“Weiner”). Pursuant to the Purchase Agreement, Regnum sold all rights in and to the literary work entitled “CARO” to Weiner. The purchase was made for cash in the amount of $2,000.

Prior to the date of the Purchase Agreement, Regnum had no interaction, other than the negotiation of the Agreement, with Weiner.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Literary Purchase Agreement dated May 10, 2018 between Regnum Corp. and Aaron Weiner.

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SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regnum Corp.

Date: May 14, 2018	By:	/s/ Tiffani Jones
	Name:	Tiffani Jones
	Title:	CEO and President

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EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Literary Purchase Agreement dated May 10, 2018 between Regnum Corp. and Aaron Weiner.

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